                                                                    EXHIBIT 2.2



AMENDMENT AND SUPPLEMENT TO OFFERS TO PURCHASE AND CONSENT SOLICITATIONS
STATEMENT

                          IVEX PACKAGING CORPORATION
                OFFER TO PURCHASE AND SOLICITATION OF CONSENTS
                               WITH RESPECT TO
                13 1/4% SENIOR DISCOUNT DEBENTURES DUE 2005 OF
                          IVEX PACKAGING CORPORATION

THE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 25, 1997 UNLESS EXTENDED (SUCH DATE, THE "INITIAL EXPIRATION DATE" AND, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF SENIOR DEBENTURES (AS DEFINED HEREIN) MUST TENDER THEIR SENIOR DEBENTURES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TOTAL CONSIDERATION (AS DEFINED HEREIN). TENDERED SENIOR DEBENTURES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE AND CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE INITIAL EXPIRATION DATE.

Ivex Packaging Corporation, a Delaware corporation (the "Company"), hereby amends the offer to purchase for cash (the "Offer") any and all of its outstanding 13 1/4% Senior Discount Debentures due 2005 (the "Senior Debentures") from the registered holders thereof and the solicitation (the "Solicitation") of Consents from each registered holder of Senior Debentures to the adoption of the Proposals, each as set forth in the Company's Offers to Purchase and Consent Solicitations Statement dated August 27, 1997 (the "Statement").

The Offer and the Solicitation is amended as follows:

     1. The consideration for each $1,000 principal amount of Senior Debentures tendered pursuant to the Offer has been revised to be equal to (i) the greater of (A) $815 or (B) the present value on the Payment Date of $1,000 assuming such amount is payable on March 15, 2000 (the date the Senior Debentures first accrete to their stated principal amount at maturity (the "Par Value Date")), determined on the basis of a yield (the "Tender Offer Yield" with respect to the Senior Debentures) to the Par Value Date equal to the sum of (x) the yield on the U.S. Treasury Coupon Strip due April, 2000 (the "Reference Security" with respect to the Senior Debentures), as calculated by the Dealer Manager in accordance with standard market practice, based on the bid price for such Reference Security as of 2:00 p.m., New York City time, on September 10, 1997 (the "Price Determination Date"), as displayed on the Bloomberg Government Pricing Monitor on "Page PXS" or any recognized quotation source selected by the Dealer Manager in its sole discretion if the Bloomberg Government Pricing Monitor is not available, plus (y) 125 basis points (such price being rounded to the nearest cent per $1,000 principal amount of Senior Debentures) (the consideration referred to in this clause (i) with respect to the Senior Debentures is referred to as the "Total Consideration"), minus (ii) $20 per each $1,000 principal amount of the Senior Debentures, which is equal to the Consent Payment, with respect to the Senior Debentures, referred to below (the Total Consideration minus the Consent Payment with respect to the Senior Debentures is referred to as the "Tender Offer Consideration"), payable on the date that the Senior Debentures are accepted for payment pursuant to the Offer (the "Payment Date").

     The yield on the Reference Security for the Senior Debentures as of 2:00 p.m., New York City time, on September 10, 1997 was 6.09%. Accordingly, if September 30, 1997 were to be the Payment Date for the Senior Debentures, the Tender Offer Yield, the Tender Offer Consideration and the Total Consideration (i.e., the Tender Offer Consideration plus the Consent Payment) per $1,000 principal amount of a Senior Debenture would be 7.34%, $817.60 and $837.60, respectively.

     2. The conditions to the Offer have been revised. The conditions set forth in this Section 2 supersede the terms set forth in Section 12 of the Statement with respect to the Offer for the Senior Debentures only.

        Notwithstanding any other provisions of the Offers and in addition to (and not in limitation of) the Company's and IPC's rights to extend and amend the Offers at any time in their sole discretion, the Company shall not be required to accept for payment, purchase or pay for, and may delay the acceptance for payment of, any tendered Senior Debentures, in each event subject to Rule 14e-1 (c) under the Exchange Act, and may terminate the Offer for the Senior Debentures, if there shall not have been satisfied the Financing Condition and the General Conditions (each as defined herein).

        The "Financing Condition" shall mean (i) the consummation of the Stock Offering and receipt by the Company of net proceeds therefrom of not less than $92.3 million and (ii) the execution of the New Credit Facility on terms acceptable to IPC in its sole discretion and providing for borrowings by IPC thereunder of not less than $475 million in the aggregate.

        For purposes of the foregoing provision, the "General Conditions" shall be deemed to have been satisfied unless any of the following conditions shall occur on or after the date of the Statement and prior to the acceptance for payment of any Notes tendered pursuant to the Offers:

                (a) there shall have occurred (i) any general suspension of trading in, or limitation on prices for, trading in securities in the United States securities or financial markets, (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States (whether or not mandatory), (iii) any limitation by any governmental authority on the extension of credit by banks or other lending institutions in the United States, (iv) a commencement of a war, armed hostilities or other national or international crisis involving the United States or (v) in the case of any of the foregoing existing on the date hereof, a material acceleration or worsening thereof;

                (b) there exists an order, statute, rule, regulation, executive order, stay, decree, judgment or injunction that shall have been proposed, enacted, entered, issued, promulgated, enforced or deemed applicable by any court or governmental, regulatory or administrative agency or instrumentally that, in the sole judgment of the Company or IPC, would or might prohibit, prevent, restrict or delay consummation of the Offers;

                (c) there shall have been instituted or threatened or be pending any action or proceeding before or by any court, governmental regulatory or administrative agency or instrumentality,or by any other person, in connection with the Offers or the Solicitations, that is, or is reasonably likely to be, in the sole judgment of the Company or IPC, materially adverse to the business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects of the Company or IPC; or

                (d) the Trustee under either the Indenture shall have objected in any respect to, or taken any action that could, in the sole judgment of the Company or IPC, adversely affect the consummation of the Offers or the Company's or IPC's ability to effect the Proposed Amendments, or shall have taken any action that challenges the validity or effectiveness of the procedures used by the Company or IPC in soliciting the Consents (including the form thereof) or in the making of the Offers or the acceptance of the Notes or the Consents or the payment for the Notes.

        The foregoing conditions are for the sole benefit of the Company and IPC and may be asserted by the Company or IPC regardless of the circumstances giving rise to any such condition (including any action or inaction by the Company or IPC) and may be waived by the Company or IPC, in whole or in part, at any time and from time to time, in the sole discretion of the Company or IPC, as the case may be. The failure by the Company or IPC at any time to exercise any of the foregoing rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

        3. The Offers have been extended and will expire at 5:00 p.m., New York City time, on September 25, 1997 unless extended.

        4. The total amount of funds required by the Company to purchase the Senior Debentures pursuant to the Offer (other than the Senior Debentures owned by the Company or any affiliate of the Company) and to pay for Consents in respect thereof (exclusive of related fees and expenses) will be approximately $134 million (assuming 100% of the outstanding principal amount of Senior Debentures are tendered and accepted for payment on or before September 30,
1997).

        Except as set forth above, all terms and conditions of the Offers and the Solicitations set forth in the Statement and the accompanying Consent and Letter of Transmittal remain unamended and in full force and effect, and this Amendment and Supplement should be read in conjunction therewith.

     Holders of Senior Debentures should use the Consent and Letter of Transmittal and other documents previously distributed in connection with the Offers and the Solicitations to tender their Senior Debentures and deliver their Consents. All capitalized terms used in this Amendment and Supplement which are not otherwise defined herein have the meanings ascribed to them in the Statement.

    The Dealer Manager for the Tender Offers and Consent Solicitations is:

                          BT ALEX. BROWN INCORPORATED

September 11, 1997

                       CONSENT AND LETTER OF TRANSMITTAL
                                       TO
                    TENDER AND TO GIVE CONSENT IN RESPECT OF
                  13 1/4% SENIOR DISCOUNT DEBENTURES DUE 2005
                                       OF

                           IVEX PACKAGING CORPORATION
                       PURSUANT TO THE OFFERS TO PURCHASE
                      AND CONSENT SOLICITATIONS STATEMENT
                       DATED AUGUST 27, 1997, AS AMENDED

THE OFFER AND THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
 SEPTEMBER 25, 1997, UNLESS EXTENDED (SUCH DATE, THE "INITIAL EXPIRATION DATE"
  AND, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS OF SENIOR
   DEBENTURES (AS DESCRIBED HEREIN) MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE AND CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE INITIAL
                                EXPIRATION DATE.

             The Depositary for the Offer and the Solicitation is:
                    UNITED STATES TRUST COMPANY OF NEW YORK

                     By Facsimile:                                               By Mail:
                     (212) 780-0592                              United States Trust Company of New York
              Attention: Customer Service                              P.O. Box 843 Cooper Station
        Confirm by Telephone to: (800) 548-6565                          New York, New York 10276
                                                                   Attention: Corporate Trust Services
               By Hand before 4:30 p.m.:                    By Overnight Courier and By Hand after 4:30 p.m.:
        United States Trust Company of New York                  United States Trust Company of New York
                      111 Broadway                                       770 Broadway, 13th Floor
                New York, New York 10006                                 New York, New York 10003
     Attention: Lower Level Corporate Trust Window

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SENIOR DEBENTURES AND DELIVER (AND NOT REVOKE) THEIR CONSENTS TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

     This Consent and Letter of Transmittal ("Consent and Letter of Transmittal") is to be used by Holders if: (i) certificates representing the 13 1/4% Senior Discount Debentures due 2005 (the "Senior Debentures"), issued pursuant to an Indenture dated as of March 8, 1993 (the "Senior Debenture Indenture") are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Senior Debentures is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PHILADEP") (each, a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in the Statement referred to above under the caption "The Offers and the Solicitations--Procedures for Tendering Notes and Delivering Consents--Book-Entry Transfer" by any financial institution that is a participant in a Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Senior Debentures (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); (iii) tender of Senior Debentures is to be made according to the guaranteed delivery procedures set forth in the Statement under the caption "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents--Guaranteed Delivery;" or (iv) a Holder wishes to deliver a Consent herewith. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     HOLDERS WHO TENDER SENIOR DEBENTURES WILL BE CONSENTING TO THE PROPOSED AMENDMENTS PURSUANT TO THIS CONSENT AND LETTER OF TRANSMITTAL. THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS. A HOLDER OF SENIOR DEBENTURES MAY NOT VALIDLY TENDER SUCH SENIOR DEBENTURES WITHOUT DELIVERING A VALID CONSENT.

     The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer and the Solicitation.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Statement referred to above.

     Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Statement, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Dealer Manager, whose address and telephone number appear on the back cover of this Consent and Letter of Transmittal. See Instruction 11 below.
--------------------------------------------------------------------------------

[ ]   CHECK HERE IF TENDERED SENIOR DEBENTURES ARE BEING DELIVERED
      BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
      DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE
      THE FOLLOWING:

      Name of Tendering Institution___________________________________________


      Name of Book-Entry Transfer Facility (check one):

      [ ] DTC
      [ ] PHILADEP

      Account Number_________________  Transaction Code Number_________________

     If Holders desire to tender Senior Debentures pursuant to the Offer and (i) certificates representing such Senior Debentures are not lost but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, certificates representing such Senior Debentures or other required documents to reach the Depositary prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Senior Debentures in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents--Guaranteed Delivery." See Instruction 1 below.

[ ]   CHECK HERE IF TENDERED SENIOR DEBENTURES ARE BEING DELIVERED
      PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
      DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name of Registered Holder(s):____________________________________________

      Window Ticket No. (if any):______________________________________________

      Date of Execution of Notice of Guaranteed Delivery:______________________

      Name of Eligible Institution that Guaranteed Delivery:___________________

      If Delivered by Book-Entry Transfer:_____________________________________

      Name of Book-Entry Transfer Facility (check one):
      [ ] DTC
      [ ] PHILADEP

      Account Number_________________  Transaction Code Number_________________

     List below the Senior Debentures to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Senior Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                                                 DESCRIPTION OF SENIOR DEBENTURES
------------------------------------------------------------------------------------------------------------------------------

                                                                                    AGGREGATE              PRINCIPAL AMOUNT
                                                                                    PRINCIPAL              TENDERED AND AS TO
NAME(S) AND ADDRESS(ES) OF HOLDER(S)                         CERTIFICATE            AMOUNT                 WHICH CONSENTS
(PLEASE FILL IN, IF BLANK)                                   NUMBERS*               REPRESENTED**          ARE GIVEN


------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL PRINCIPAL
                                                               AMOUNT OF
                                                             SENIOR DEBENTURES
------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by Holders tendering by book-entry transfer (see below).
  ** UNLESS OTHERWISE INDICATED IN THE COLUMN LABELED "PRINCIPAL AMOUNT TENDERED AND AS TO WHICH CONSENTS ARE GIVEN" AND SUBJECT
     TO THE TERMS AND CONDITIONS OF THE STATEMENT, A HOLDER WILL BE DEEMED TO HAVE TENDERED AND CONSENTED WITH RESPECT TO THE
     ENTIRE AGGREGATE PRINCIPAL AMOUNT REPRESENTED BY THE SENIOR DEBENTURES INDICATED IN THE COLUMN LABELED "AGGREGATE PRINCIPAL
     AMOUNT REPRESENTED." SEE INSTRUCTION 3. ANY ENTRY IN THIS COLUMN WILL BE DEEMED TO BE A CONSENT WITH RESPECT TO THE
     AGGREGATE PRINCIPAL AMOUNT ENTERED.

     If you do not wish to tender your Senior Debentures and you wish to disapprove or abstain with respect to the matter described in the Statement for which Consents are sought, you do not need to return this Consent and Letter of Transmittal or take any other action. However, at your option, you may return this Consent and Letter of Transmittal and disapprove or abstain with respect to said matter by checking the appropriate box below. DO NOT CHECK EITHER OF THE FOLLOWING BOXES IF YOU ARE TENDERING SENIOR DEBENTURES HEREWITH OR DELIVERING CONSENTS WITH RESPECT TO SENIOR DEBENTURES HEREWITH. CHECKING EITHER BOX COULD RENDER YOUR TENDER OR CONSENT INVALID.

                        [ ]                           [ ]
                      Disapprove                     Abstain

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     By execution hereof, the undersigned acknowledges receipt of the Offers to Purchase and Consent Solicitations Statement, dated August 27, 1997 (as the same may be amended from time to time (the "Statement"), of Ivex Packaging Corporation, a Delaware corporation (the "Company"), and this Consent and Letter of Transmittal and instructions hereto, which together constitute (i) the Company's offer to purchase for cash (the "Offer") any and all of its 13 1/4% Senior Discount Debentures Due 2005 (the "Senior Debentures"), upon the terms and subject to the conditions set forth in the Statement, and (ii) the Company's solicitation (the "Solicitation") of consents (the "Consents") from registered holders of Senior Debentures ("Holders") to certain proposed amendments (the "Proposed Amendments"), as described in the Statement, to the indenture dated as of March 8, 1993 between the Company and United States Trust Company of New York, as trustee (the "Trustee"), pursuant to which the Senior Debentures were issued (the "Senior Debenture Indenture").

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Senior Debentures indicated above and Consents to the Proposed Amendments (hereby revoking any previously submitted disapproval or abstention).

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Senior Debentures tendered with this Consent and Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Senior Debentures that are being tendered hereby. The undersigned also consents to the Proposed Amendments effective as of the date hereof. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Senior Debentures with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Senior Debentures and all evidences of transfer and authenticity to, or transfer ownership of, such Senior Debentures on the account books maintained by any of the Book-Entry Transfer Facilities to, or upon the order of, the Company, (ii) present such Senior Debentures for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Senior Debentures and (iv) deliver to the Company and the Trustee this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments and as certification that Requisite Consents to the Proposed Amendments duly executed by Holders have been received, all in accordance with the terms of and conditions to the Offer and the Solicitation as described in the Statement.

     The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Senior Debentures tendered hereby or represented hereby, to the Proposed Amendments as permitted by Article IX, Section 902 of the Senior Debenture Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedure set forth in the Statement and this Consent and Letter of Transmittal. The undersigned understands that a revocation of such Consent will not be effective following the time and date on which a supplemental indenture providing for the Proposed Amendments is executed. The Company intends to cause the execution of the supplemental indenture to occur upon the Initial Expiration Date if the Requisite Consents have been obtained or, if the Requisite Consents have not been obtained, promptly upon obtaining the Requisite Consents.

     The undersigned understands that tenders of Senior Debentures may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date, and, thereafter, if the offer is terminated without any Senior Debentures being purchased thereunder. If a Holder who has tendered Senior Debentures subsequently effects a valid withdrawal of a prior tender of Senior Debentures (without a concurrent valid revocation of a Consent) prior to the Initial Expiration Date, such action will render the Consent with respect to such Senior Debentures defective. The undersigned understands that Consents may be revoked by written notice of revocation received by the Depositary at any time prior to the Initial Expiration Date. If a Holder who has tendered Senior Debentures subsequently effects a valid revocation of such Holder's Consent (without a concurrent valid withdrawal of Senior Debentures), such action will render the prior tender of Senior Debentures with respect to which such Consent relates defective, and the Company will have the right, which it may waive, to reject such tender of Senior Debentures as invalid and ineffective. In the event of a termination of the Offer, the Senior Debentures tendered pursuant to the Offer will be returned to the tendering Holder promptly. If the Company or IPC makes a material change in the terms of the Offers or the Solicitations or the information concerning the Offers or the Solicitations, the Company or IPC, as the case may be, will disseminate additional Offer and Solicitation materials and extend such Offers or, if applicable, the Solicitations, to the extent required by law.

     The undersigned understands that notice of revocation of Consent, to be effective, must: (i) contain the name of the person who delivered the Consent and the description of the Senior Debentures to which it relates, the certificate number or numbers of such Senior Debentures (unless such Senior Debentures were tendered by book-entry delivery) and the aggregate principal amount represented by such Senior Debentures, (ii) be signed by the Acting Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including the required signature guarantee(s)) or be accompanied by evidence, satisfactory to the Company and the Depositary, that the holder of Senior Debentures revoking the Consent has succeeded to ownership of the Senior Debentures, (iii) if this Consent and Letter of Transmittal was executed by a person other than the registered Holder of the related Senior Debentures, be accompanied by a valid proxy signed by such registered Holder and authorizing the revocation of such Consent and (iv) be received by the Depositary at one of the addresses set forth in the Statement prior to the Initial Expiration Date. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given.

     The undersigned understands that tenders of Senior Debentures pursuant to any of the procedures described in the Statement and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer and the Solicitation.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Senior Debentures tendered hereby and to give the Consent contained herein, and that when such Senior Debentures are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Senior Debentures tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of a supplemental indenture to the Indenture reflecting such Proposed Amendments.

     For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Senior Debentures (or defectively tendered Senior Debentures with respect to which the Company has waived such defect), if, as and when the Company gives oral (confirmed the following day in writing) or written notice thereof to the Depositary.

     The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (each of which the Company may waive) set forth in the Statement, the Company may not be required to accept for purchase any of the Senior Debentures tendered (including any Senior Debentures tendered after the Expiration Date). Any Senior Debentures not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Senior Debentures is not effective, and the risk of loss of the Senior Debentures does not pass to the Depositary, until receipt by the Depositary of this Consent and Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Senior Debentures and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Senior Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Senior Debentures tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above), and checks for payments of the Tender Offer Consideration and Consent Payment to be made in connection with the Offer and the Solicitation be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Senior Debentures representing principal amounts not tendered or not accepted for purchase and checks for payments of the Tender Offer Consideration and Consent Payment to be made in connection with the Offer and the Solicitation be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Senior Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Senior Debentures be delivered to, and checks for payments of the Tender Offer Consideration and Consent Payment be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Senior Debentures from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Senior Debentures so tendered.

                                PLEASE SIGN HERE

 (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS OF SENIOR DEBENTURES REGARDLESS OF WHETHER SENIOR DEBENTURES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     The completion, execution and delivery of this Consent and Letter of Transmittal will be deemed to constitute a Consent to the Proposed Amendments.

     This Consent and Letter of Transmittal must be signed by the registered Holder(s) of Senior Debentures exactly as their name(s) appear(s) on certificate(s) for Senior Debentures or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of Senior Debentures or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Senior Debentures or by bond powers transmitted with this Consent and Letter of Transmittal. Endorsements on Senior Debentures and signatures on bond powers by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

     IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S) OF THE SENIOR DEBENTURES, THEN THE REGISTERED HOLDER(S) MUST SIGN A CONSENT PROXY WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY SHOULD ACCOMPANY THIS CONSENT AND LETTER OF TRANSMITTAL.

X_____________________________________________________________________________

X_____________________________________________________________________________
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Date:_______________________________  , 1997

Name(s):______________________________________________________________________
                                 (PLEASE PRINT)

Capacity:_____________________________________________________________________

Address:______________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and Telephone_No.:__________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

------------------------------------------------------------------------------
                                 (PRINTED NAME)

------------------------------------------------------------------------------
                                    (TITLE)

Dated:_______________________________  , 1997


     SPECIAL ISSUANCE INSTRUCTIONS                            SPECIAL ISSUANCE INSTRUCTIONS
    (SEE INSTRUCTIONS 3, 4, 5, AND 7)                        (SEE INSTRUCTIONS 3, 4, 5, AND 7)

To be completed ONLY if certificates for Senior         To be completed ONLY if certificates for Senior
Debentures in a principal amount not tendered           Debentures in a principal amount not tendered
or not accepted for purchase are to be issued           or not accepted for purchase or checks for the
in the name of, or checks for the Tender Offer          Tender Offer Consideration are to be sent to
Consideration are to be issued to the order of,         someone other than the person or persons whose signa-
someone other the person or persons whose signa-        ture(s) appear(s) within this Consent and Letter
ture(s) appear(s) within this Consent and Letter        of Transmittal or to an address different from
of Transmittal or issued to an address different        that shown in the box entitled "Description of
from that shown in the box entitled "Description        Senior Debentures" within this Consent and
of Senior Debentures" within this Consent and           Letter of Transmittal.
Letter of Transmittal, or if Senior Debentures
tendered by book-entry transfer that are not
accepted for purchase are to be credited to an          Deliver:  [ ] Senior Debentures  [ ] Checks
account maintained at one of the Book-Entry                         (check as applicable)
Transfer Facilities other than the one designa-
ted above.                                              Name_________________________________________
                                                                        (PLEASE PRINT)
Issue:  [ ] Senior Debentures  [ ] Checks
             (check as applicable)                      Address______________________________________
                                                                        (PLEASE PRINT)

Name____________________________________________        --------------------------------------------
                 (PLEASE PRINT)                                            (ZIP CODE)

Address_________________________________________        --------------------------------------------
                   (ZIP CODE)                           TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                                                               (SEE SUBSTITUTE FORM W-9 HEREIN)
------------------------------------------------
 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
        (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit unpurchased Senior Debentures by book-entry to the Book-Entry Transfer Facility account set below:

            [ ] DTC     [ ] PHILADEP

------------------------------------------------
         (DTC/PHILADEP ACCOUNT NUMBER)

Name of Account Party:

------------------------------------------------

                                  INSTRUCTIONS
   FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND THE SOLICITATION

     1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES FOR SENIOR DEBENTURES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender Senior Debentures in the Offer and to deliver Consents in the Solicitation, physical delivery of certificates for Senior Debentures or a confirmation of any book-entry transfer into the Depositary's account with a Book-Entry Transfer Facility of Senior Debentures tendered electronically, as well as a properly completed and duly executed copy or facsimile of this Consent and Letter of Transmittal (including, if the person executing this Consent and Letter of Transmittal is not the registered Holder of the Senior Debentures tendered, a Consent Proxy executed by such registered Holder), and any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Tenders of Senior Debentures in the Offer will be accepted prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Consent and Letter of Transmittal. The method of delivery of this Consent and Letter of Transmittal, Senior Debentures and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS CONSENT AND LETTER OF TRANSMITTAL AND SENIOR DEBENTURES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE COMPANY, THE TRUSTEE OR THE DEALER MANAGER.

     If Holders desire to tender Senior Debentures pursuant to the Offer and deliver Consents pursuant to the Solicitation and (i) certificates representing such Senior Debentures are not lost but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, certificates representing Senior Debentures or other required documents to reach the Depositary prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date such Holders may effect a tender of Senior Debentures and delivery of a Consent in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "The Offers and the Solicitations--Procedures for Tendering Notes and Delivering Consents--Guaranteed Delivery."

     Pursuant to the guaranteed delivery procedures:

          (a) such tender and delivery must be made by or through an Eligible Institution (which is defined to include a bank, broker, dealer, credit union, savings association or other entity that is a member of a recognized Medallion Program approved by the Securities Transfer Association, Inc.);

          (b) prior to the Expiration Date, the Depositary must have received from such Eligible Institution, at one of the addresses of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) substantially in the form provided by the Company, setting forth the name(s) and address(es) of the Acting Holder(s), and the principal amount of Senior Debentures being tendered and with respect to which a Consent is being delivered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Consent and Letter of Transmittal, or a facsimile thereof, together with certificates representing the Senior Debentures (or confirmation of book-entry transfer of such Senior Debentures into the Depositary's account with a Book-Entry Transfer Facility as described above), and any other documents required by this Consent and Letter of Transmittal (including, if the person executing this Consent and Letter of Transmittal is not the registered Holder of the Senior Debentures tendered, a Consent Proxy executed by such registered Holder) and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

          (c) this Consent and Letter of Transmittal or a facsimile hereof, properly completed and duly executed, certificates for all physically delivered Senior Debentures in proper form for transfer (or confirmation of book-entry transfer of such Senior Debentures into the Depositary's account with a

     Book-Entry Transfer Facility as described above) and all other required documents (including, if the person executing this Consent and Letter of Transmittal is not the registered Holder of the Senior Debentures tendered, or Consent Proxy executed by such registered Holder) must be received by the Depositary within three NYSE trading days after the date of the Notice of Guaranteed Delivery.

     Tenders of Senior Debentures may be withdrawn by written notice of withdrawal and revocation received by the Depositary delivered by mail, hand delivery or facsimile transmission, which notice must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Notice of withdrawal of tendered Senior Debentures, to be effective, must
(i) be received by the Depositary at one of its addresses set forth herein, (ii) specify the name of the person who deposited the Senior Debentures to be withdrawn (the "Depositor"), the name in which the Senior Debentures are registered (and, if tendered by book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Senior Debentures) if different from that of the Depositor, (iii) state the principal amount of Senior Debentures to be withdrawn and (iv) be signed by the Depositor in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Depositary that the person withdrawing the tender has succeeded to beneficial ownership of the Senior Debentures. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Senior Debentures) to the Depositary, the name of the Acting Holder and the certificate numbers relating to such Senior Debentures withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Senior Debentures (or, in the case of Senior Debentures transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Senior Debentures). If a Holder who has tendered Senior Debentures subsequently effects a valid withdrawal of a prior tender of Senior Debentures (without a concurrent valid revocation of a Consent) prior to the Initial Expiration Date, such action will render the Consent with respect to such Senior Debentures defective.

     2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS. In accordance with the Statement, all properly completed and executed Consents and Letters of Transmittal consenting to the Proposed Amendments that are received by the Depositary prior to the Expiration Date will be counted as Consents with respect to the Proposed Amendments, unless the Depositary receives, prior to the Initial Expiration Date or at such other times as are permitted in the Offer and Solicitation, a written notice of revocation of such Consent as described in the Statement. Notice of revocation of Consent, to be effective, must (i) contain the name of the person who delivered the Consent and the description of the Senior Debentures to which it relates, the certificate number or numbers of such Senior Debentures (unless such Senior Debentures were tendered by book-entry delivery) and the aggregate principal amount represented by such Senior Debentures, (ii) be signed by the Acting Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including the required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Depositary that the Holder revoking the Consent has succeeded to beneficial ownership of the Senior Debentures, (iii) if the Consent and Letter of Transmittal was executed by a person other than the registered Holder of the related Senior Debentures, be accompanied by a valid proxy signed by such registered holder and authorizing the revocation of such Consent and
(iv) be received by the Depositary at one of its addresses set forth herein prior to the Initial Expiration Date. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given. If a Holder who has tendered Senior Debentures subsequently effects a valid revocation of such Holder's Consent (without a concurrent valid withdrawal of Senior Debentures), such action will render the prior tender of the Senior Debentures with respect to which such Consent relates defective, and the Company will have the right, which it may waive, to reject such tender as invalid and ineffective.

     THE COMPANY INTENDS TO CAUSE THE EXECUTION OF THE SUPPLEMENTAL INDENTURE PROVIDING FOR THE PROPOSED AMENDMENTS TO OCCUR UPON THE INITIAL EXPIRATION DATE IF THE REQUISITE CONSENTS HAVE BEEN OBTAINED AND NOT REVOKED OR, IF THE REQUISITE CONSENTS HAVE NOT THEN BEEN OBTAINED AND NOT REVOKED, PROMPTLY UPON OBTAINING THE REQUISITE CONSENTS. SUCH SUPPLEMENTAL INDENTURE WILL BE BINDING UPON EACH HOLDER OF SENIOR DEBENTURES WHETHER OR NOT SUCH HOLDER GIVES A CONSENT WITH RESPECT THERETO.

     3. PARTIAL TENDERS AND CONSENTS. Tenders of Senior Debentures pursuant to the Offer (and the corresponding Consents thereto pursuant to the Solicitation) will be accepted only in and in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Senior Debentures evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the column of the box entitled "Description of Senior Debentures" herein. The entire principal amount represented by the certificates for all Senior Debentures delivered to the Depositary will be deemed to have been tendered, and a related Consent in respect thereof given, unless otherwise indicated. If the entire principal amount of all Senior Debentures is not tendered or not accepted for purchase (and the related Consent in respect thereof not given), Senior Debentures representing such untendered amount (or in respect of which a Consent is not given) will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Acting Holder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 5), promptly after the Senior Debentures are accepted for purchase.

     4. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; CONSENT PROXIES; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Senior Debentures tendered hereby and with respect to which Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Senior Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Senior Debentures.

     IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A CONSENT PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If any of the Senior Debentures tendered hereby (and with respect to which Consent is given) are registered in the name of two or more Holders, all such Holders must sign this Consent and Letter of Transmittal. If any tendered Senior Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents (including Consent Proxies) as there are different names in which certificates are held.

     If this Consent and Letter of Transmittal is signed by the Acting Holder, and the certificates for any principal amount of Senior Debentures not tendered or not accepted for purchase are to be issued (or if any principal amount of Senior Debentures that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at the Book-Entry Transfer Facility of the Acting Holder, and checks for payments of the Tender Offer Consideration to be made in connection with the Offer and the Solicitation are to be issued to the order of the Acting Holder, then the Acting Holder need not endorse any certificates for tendered Senior Debentures, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the Acting Holder), the Acting Holder must either properly endorse the certificates for Senior Debentures tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Senior Debentures, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of

Senior Debentures, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

     If this Consent and Letter of Transmittal, Consent Proxies or any certificates for Senior Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Consent and Letter of Transmittal.

     Endorsements on certificates for Senior Debentures, signatures on bond powers and Consents and Consent Proxies provided in accordance with this Instruction 4 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Senior Debentures tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Senior Debentures) and the payment of the Tender Offer Consideration is to be made, or any Senior Debentures for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder(s) (or, if signed by a participant in one of the Book-Entry Transfer Facilities, any Senior Debentures for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at such Book-Entry Transfer Facility) and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Consent and Letter of Transmittal has been completed or (ii) such Senior Debentures are tendered for the account of an Eligible Institution. In all other cases, all signatures on Consents and Letters of Transmittal and endorsements on certificates, signatures on bond powers and Consent Proxies (if any) accompanying Senior Debentures must be guaranteed by an Eligible Institution.

     5. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Senior Debentures for principal amounts not tendered or not accepted for purchase or checks for payment of the Tender Offer Consideration to be made in connection with the Offer and the Solicitation are to be issued or sent, if different from the name and address of the Acting Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Senior Debentures not tendered or not accepted for purchase will be returned to the Acting Holder of the Senior Debentures tendered. Any Holder tendering by book-entry transfer may request that Senior Debentures not tendered or not accepted for purchase be credited to such account at any of the Book-Entry Transfer Facilities as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Senior Debentures not tendered or not accepted for purchase will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     6. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Senior Debentures purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty days, thereafter the Depositary will withhold 31% on all such payments of the Offer Consideration until a TIN is provided to the Depositary.

     7. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the purchase and transfer of Senior Debentures pursuant to the Offer, except in the case of deliveries of certificates for Senior Debentures for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the Acting Holder of Senior Debentures tendered thereby.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

     8. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Senior Debentures and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OR CONSENTS WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any or all tenders and Consents in respect of Senior Debentures that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Senior Debentures or of delivery as to particular Consents. The Company's interpretations of the terms and conditions of the Offer and the Solicitation (including the instructions in this Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Senior Debentures or deliveries of Consents must be cured within such time as the Company determines, unless waived by the Company. Tenders of Senior Debentures shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender may, in the sole discretion of the Company, constitute a valid Consent and will be counted for purposes of determining whether Requisite Consents have been obtained even if the accompanying Senior Debentures are not accepted for purchase by reason of such defects. All tendering Holders, by execution of this Consent and Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Senior Debentures for purchase or of the effectiveness of the Proposed Amendments. None of the Company, the Depositary, the Dealer Manager, or any other person will be under any duty to give notice of any defects or irregularities in tenders of Senior Debentures or deliveries of Consents, or will incur any liability to Holders for failure to give any such notice.

     9. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer or the Solicitation in the case of any Senior Debentures tendered or Consents delivered, in whole or in part, at any time and from time to time.

     10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR SENIOR DEBENTURES. Any Holder whose certificates for Senior Debentures have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth in the Statement under the caption "The Offers and the Solicitations--Procedures for Tendering Notes and Delivering Consents--Lost or Missing Certificates."

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Senior Debentures and consenting to the Proposed Amendments and requests for assistance or additional copies of the Statement and this Consent and Letter of Transmittal may be directed to the Dealer Manager whose address and telephone number appear below.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Senior Debentures are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service and payments made to such Holder with respect to Senior Debentures purchased pursuant to the Offer may be subject to backup withholding.

     Certain Holders (including, among other, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Senior Debentures purchased pursuant to the Offer, the Holder is required to provide the Depositary with (i) the Holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on such form is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Senior Debentures are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

---------------------------------
    PAYER'S NAME:  UNITED STATES TRUST COMPANY OF NEW YORK
---------------------------------
                                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
SUBSTITUTE                          BOX AT RIGHT AND CERTIFY BY SIGNING AND
                                    DATING BELOW                                       Social Security Number
                                                                                                 OR
                                                                                   Employer Identification Number
FORM W-9                          ---------------------------------------------------------------------------------

                                    PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                    (1) The number shown on this form is my correct Taxpayer Identification Number
                                    (or I am waiting for a number to be issued to me) and
                                    (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service
                                        ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                                  ---------------------------------------------
PAYER'S REQUEST FOR                  CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT              PART 3
TAXPAYER IDENTIFICATION              ITEM (2) IN PART 2 ABOVE IF YOU HAVE BEEN NOTIFIED
NUMBER ("TIN")                       BY THE IRS THAT YOU ARE SUBJECT TO BACKUP
                                     WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR        Awaiting TIN [ ]
                                     DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER
                                     BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO
                                     BACKUP WITHHOLDING YOU RECEIVED ANOTHER
                                     NOTIFICATION FROM THE IRS STATING THAT YOU ARE NO
                                     LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS
                                     OUT ITEM (2).
                                     SIGNATURE  _____________________  DATE  _____________ ,
                                     1997

                                     _____________________________________________________________
                                     NAME (Please Print)
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I have not provided a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

     --------------------------------            -----------------------,1997
     Signature                                              Date

     --------------------------------
     Name (Please Print)

--------------------------------------------------------------------------------

     The Dealer Manager for the Offers and the Solicitations is:

                          BT ALEX. BROWN INCORPORATED
                            One Bankers Trust Plaza
                               130 Liberty Street
                            New York, New York 10006
                                 (212) 775-2822